UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2015 (December 1, 2015)

CTI BioPharma Corp.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2015, the Board of Directors (the “Board”) of CTI BioPharma Corp. (the “Company”) approved the adoption of the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to become effective on that date. The amendments effected within the Amended and Restated Bylaws:

•	Provide that the Board may determine to hold shareholder meetings solely by means of remote communication, subject to applicable law.

•	Provide that, with regard to any adjourned meeting of shareholders:

•	notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken;

•	the Company may transact any business that might have been transacted at the original meeting; and

•	if the adjournment is for more than 120 days from the date set for the original meeting, notice of the adjourned meeting must be given to each shareholder entitled to vote at the adjourned meeting and a new record date for determination of shareholders entitled to vote at such adjourned meeting must be fixed.

•	Provide that the deadline for a shareholder to submit written notice of such shareholder’s intent to nominate one or more persons for election as directors to the Board is (i) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the anniversary of the preceding year’s annual meeting, subject to certain exceptions, or (ii) in the case of a special meeting, the close of business on the 10th day following the public announcement of such special meeting is first made.

•	Provide that the deadline for a shareholder to submit written notice of such shareholder’s intent to make any proposal at a meeting of shareholders is (i) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the anniversary of the preceding year’s annual meeting, subject to certain exceptions, or (ii) in the case of a special meeting, not less than 90 nor more than 120 days prior to the date of such special meeting, subject to certain exceptions.

•	Provide that the size of the Board shall be not less than five nor more than twelve directors.

•	Provide that the Chairperson of the Board of Directors shall, among other things, preside at all meetings of the Board of Directors at which he or she is present.

In addition to the foregoing, certain other administrative, conforming and clarifying changes are reflected in the Amended and Restated Bylaws.

The foregoing description of the amendments included within the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description	Location

3.1	Amended and Restated Bylaws of CTI BioPharma Corp., dated December 1, 2015.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.

Date: December 3, 2015	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description	Location

3.1	Amended and Restated Bylaws of CTI BioPharma Corp., dated December 1, 2015.	Filed herewith.